UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

PEET'S COFFEE & TEA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington (State of jurisdiction)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 22, 2007, Peet's Coffee & Tea, Inc. (the "Company"), announced via press release its preliminary financial results for its fourth quarter and full year ended December 31, 2006 and conducted a publicly-available conference call discussing those preliminary results.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the liabilities of that section. The information in Items 2.02 and 9.01 of this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SECTION 9 - Financial Statements and Exhibits

Item 9.01 Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: February 22, 2007	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 22, 2007